SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2001

BIONUTRICS, INC.
(Exact name of registrant as specified in its charter)

NEVADA	0-22011	86-0760991

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer ID No.)

2425 E. Camelback Road, Suite 650, Phoenix, Arizona 85016
(Address of principal executive office) (Zip Code)

Registrant’s telephone number, including area code: (602) 508-0112

Item 5. Other Events

         The Registrant issued a press release dated October 5, 2001, regarding an amendment to its stock purchase agreement with Pharmaceutical Marketing Brands, Inc., dated August 23, 2001.

Exhibits:

99.2	Press Release dated October 5, 2001.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 5, 2001	BIONUTRICS, INC.

By: /s/ Ronald H. Lane
Name: Ronald H. Lane Its: President and Chief Executive Officer

EXHIBIT INDEX

Exhibits:

99.2	Press Release dated October 5, 2001.